UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2017

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-16503	98-0352587
(State or Other	(Commission	(IRS. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________________________

Item 7.01    Regulation FD Disclosure.

On April 4, 2017, the Financial Conduct Authority (‘FCA’) informed Willis Limited, our U.K. brokerage subsidiary, that it has opened a formal investigation into possible agreements/concerted practices in the aviation broking sector, which represents less than $100 million of Willis Towers Watson's revenues. We are cooperating with the FCA. Given the status of the investigation, we are currently unable to assess the terms on which this investigation will be resolved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Towers Watson Public Limited Company

Dated: April 21, 2017	By:	/s/ Matthew Furman
Name: Matthew Furman Title: General Counsel